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                                                                    EXHIBIT 21.1


                               KIRBY CORPORATION

                    PRINCIPAL SUBSIDIARIES OF THE REGISTRANT

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                                                                                                            PLACE OF
                                                                                                         INCORPORATION
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KIRBY CORPORATION -- PARENT AND REGISTRANT ............................................................     Nevada

SUBSIDIARIES OF THE PARENT AND REGISTRANT
         Kirby Inland Marine, Inc. (1) ................................................................     Delaware
         General Energy Corporation (1) ...............................................................     Delaware
         Kirby Exploration Company of Texas (1) .......................................................     Delaware
         Kirby Terminals, Inc. (1) ....................................................................     Texas
         Sabine Transportation Company (1) ............................................................     Delaware
         AFRAM Carriers, Inc. (1) .....................................................................     Delaware
         Kirby Engine Systems, Inc. (1) ...............................................................     Delaware
         Kirby Tankships, Inc. (1) ....................................................................     Delaware
         Dixie Offshore Transportation Company (1) ....................................................     Delaware
         Mariner Reinsurance Company Limited (1) ......................................................     Bermuda
         Oceanic Insurance Limited (1) ................................................................     Bermuda

CONTROLLED CORPORATIONS
         Dixie Bulk Transport, Inc. (subsidiary of Dixie Offshore Transportation Company) (1) .........     Delaware
         Western Towing Company (subsidiary of Kirby Inland Marine, Inc.) (1) .........................     Texas
         Kirby Inland Marine, Inc. of Louisiana (subsidiary of Kirby Inland Marine, Inc.) (1) .........     Delaware
         Kirby Inland Marine, Inc. of Texas (subsidiary of Kirby Inland Marine, Inc.) (1) .............     Delaware
         Kirby Inland Marine, Inc. of Mississippi (subsidiary of Kirby Inland Marine, Inc.) (1) .......     Delaware
         Dixie Carriers, Inc. (subsidiary of Kirby Inland Marine, Inc.) (1) ...........................     Texas
         Marine Systems, Inc. (subsidiary of Kirby Engine Systems, Inc.) (1) ..........................     Louisiana
         Rail Systems, Inc. (subsidiary of Kirby Engine Systems, Inc.) (1) ............................     Delaware
         Engine Systems, Inc. (subsidiary of Kirby Engine Systems, Inc.) (1) ..........................     Delaware
         Kirby Logistics Management, Inc. (subsidiary of Kirby Terminals, Inc.) (1) ...................     Delaware
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(1)  Included in the consolidated financial statements.